================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              SPORT CHALET, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           [SPORT CHALET LETTERHEAD]

                                                                  June 30, 1998

Dear Shareholder:

     On behalf of your Company, I want to cordially invite you to attend the Annual Meeting of Sport Chalet, Inc., to be held at the Pasadena Hilton Hotel, 150 S. Los Robles Avenue, Pasadena, California 91101, on Thursday, August 6, 1998 at 9:00 a.m. PDST.

     The principal business of the Meeting is the election of the Company's Class 3 Directors and to amend the Company's 1992 Incentive Award Plan. The attached Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted.

     The Directors and certain officers of the Company will be present to help host the Meeting, respond to any questions that our shareholders may have, and to discuss the Company's operating results and future. I therefore encourage you to attend in order to meet your officers and Directors and to participate in the business of the Meeting. However, if it is not possible for you to attend, please sign, date and promptly return the enclosed proxy card immediately to ensure that your shares will be voted.

     Finally, you will find enclosed a 20% off coupon for your use at any of our 19 store locations. As in the past, I encourage you to try our stores and to write me regarding your shopping experiences, what you liked about our stores and any suggestions you may have for improvement.

                                          Sincerely,

                                          /s/ Norbert J. Olberz

                                          Norbert J. Olberz
                                          Chairman and Interim
                                           Chief Executive Officer

                              [SPORT CHALET LOGO]


                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 6, 1998

                               ----------------

Dear Shareholder:

     The Annual Meeting of the Shareholders of Sport Chalet, Inc. will be held at the Pasadena Hilton Hotel, 150 S. Los Robles Avenue, Pasadena, California 91101 Thursday, August 6, 1998 at 9:00 a.m., Pacific Daylight Savings Time. A Proxy and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the following purposes:

     1. To elect two Class 3 Directors to serve for a three-year term expiring in 2001, or until a successor is elected and qualified.

     2.   To ratify an amendment to the 1992 Incentive Award Plan to increase
          (i) the number of available shares and the number of automatic option grants to non-employee Directors which will be automatically granted upon being elected or reelected to the Board of Directors and (ii) the maximum number of option shares such non-employee Director may receive and (iii) to extend the term of said Plan to October 31, 2012.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 12, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting shall be open to the examination of any shareholder during ordinary business hours at the Company's executive offices at 920 Foothill Boulevard, La Canada, California 91011.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. AN ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order of the Board of Directors,




                                          /s/ Howard K. Kaminsky,
                                          -----------------------------
                                              Howard K. Kaminsky,
                                              Secretary

La Canada, California
June 30, 1998

                                PROXY STATEMENT
                                ---------------

                              SPORT CHALET, INC.
                            920 FOOTHILL BOULEVARD
                          LA CANADA, CALIFORNIA 91011


                        ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 6, 1998

                    SOLICITATION AND REVOCABILITY OF PROXY

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Sport Chalet, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on August 6, 1998, or at any adjournments thereof (the "Meeting").

     Any shareholder who executes and delivers a Proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed Proxy bearing a later date; or (c) attending the meeting and requesting that the Inspector of Elections return his or her Proxy prior to the taking of any vote.

     All shares represented by a Proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein. Unless authority to vote for the election of Directors is withheld, Proxies will be voted for the two Directors proposed by the Board and to ratify the amendment to the Company's 1992 Incentive Award Plan. Discretionary authority is provided in the Proxy as to any matters not specifically referred to in the Proxy. Management is not aware of any other matters which are likely to be brought before the Meeting. However, if any such matters properly come before the Meeting, it should be understood that the Proxy holder or holders are fully authorized to vote thereon in accordance with his or their judgment and discretion.

     The Company's Annual Report to Shareholders (the "Annual Report") for the year ended March 31, 1998, including financial statements, is enclosed with this Proxy Statement, which is being mailed to shareholders on or about June 30, 1998. The Annual Report does not constitute a part of this Proxy Statement.

     The cost of soliciting Proxies in the accompanying form has been, and/or will be, paid by the Company. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy material and Annual Report to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their reasonable expenses in so doing.

                            RECORD DATE AND VOTING

     The Board of Directors has fixed the close of business, 5:00 p.m., Pacific Daylight Savings Time, on June 12, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of the record date of the Meeting there were outstanding

6,525,000 shares of Common Stock. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting. Each holder of Common Stock is entitled to one vote for each share held by such person with respect to each matter to be voted on at the Meeting. The vote of a majority of the shares cast in person or by Proxy is required to elect a Nominee for Director or for adoption of the proposed Amendment to the Company's 1992 Incentive Award Plan (the "1992 Plan").

     The presence at the Meeting by person or by Proxy, of the holders of a one-third of the outstanding Common Stock, is necessary to constitute a quorum. Votes cast by Proxy or in person at the Meeting will be tabulated by the Inspector of Elections appointed for the Meeting to determine whether or not a quorum is present. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purpose of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the Proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     As of the record date, Norbert J. Olberz, Chairman of the Board and Interim Chief Executive Officer, owns indirectly approximately 67% of the Company's Common Stock, as the Co-Trustee with his wife, Irene Olberz, of the Olberz Family Trust, a revocable grantor trust. As a result, Chairman Olberz through the Olberz Family Trust, is the Company's Principal Shareholder ("Principal Shareholder") and will have sufficient voting power to determine the outcome of any matters submitted to the Company's shareholders for approval. /1/
Thus, the Principal Shareholder has sufficient voting power to elect the Nominees proposed by the Board of Directors and to ratify the amendment to the 1992 Incentive Award Plan and he will vote his shares in favor of the election of such Nominees and to ratify said amendment. In that event, the other shareholders will be unable to elect any other Director or defeat the proposed ratification to the amendment to the Company's 1992 Incentive Award Plan.

                       PROPOSAL 1--ELECTION OF DIRECTORS

NOMINEE

     The Amended and Restated Certificate of Incorporation of the Company provides that the members of the Company's Board of Directors shall be classified into three classes, as nearly equal in number as possible, each of which is to serve three years, with one class being elected each year. The term of the two Class 3 Directors expires with this Meeting.

--------
/1/ As of the record date, June 12, 1998, the Company's Stock Registrar's records reflect that Mr. Olberz owned approximately 72% of the outstanding shares of the Company's Common Stock. Due to certain technical issues, the Stock Registrar was unable to adjust its records to reflect that on March 31, 1998, Mr. Olberz agreed to award approximately 5% of the outstanding shares to various Directors and employees. As awards were effective prior to record date, arrangements have been made to provide recipients voting rights with respect to awarded shares.

     Each shareholder is entitled to one vote per share held as of the record date. Shareholders will not be allowed to cumulate their votes in the election of Directors.

     The Board of Directors has nominated Norbert J. Olberz and Kenneth Olsen for election as the Class 3 Directors at this Meeting to serve for a three-year term expiring at the annual meeting in 2001 or until his respective successor is elected and qualified. Messrs. Olberz and Olsen currently are serving as Directors and have consented to serve for a new term.

     The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy for the election of Norbert J. Olberz and Kenneth Olsen as Directors for the term specified. The Proxies may also be voted for a substitute nominee in the event Norbert J. Olberz or Kenneth Olsen shall be unable to serve for any reason or be withdrawn from nomination, a contingency not now anticipated.

     The following table, together with its footnotes, presents information regarding the age, occupation, business experience furnished by Messrs. Olberz and Olsen.

                                    TABLE 1

                 CERTAIN INFORMATION REGARDING NOMINEE DIRECTOR
                 ----------------------------------------------

                                   DIRECTOR
 DIRECTOR'S NAME               AGE  CLASS        OCCUPATION/BACKGROUND (1)
 ---------------               --- --------      -------------------------
Norbert J. Olberz               73     3         The Company's founder and
                                                 Chairman of the Board since it
                                                 was founded in 1959, Interim
                                                 President from April 1995
                                                 through 1997 and Interim Chief
                                                 Executive Officer since April
                                                 1995.

Kenneth Olsen                   80     3         Mr. Olsen has been a Director
                                                 of the Company and Chairman of
                                                 the Audit Committee since June
                                                 1994. He served as President
                                                 and Chief Executive Officer of
                                                 the Vons Company, Inc., a
                                                 leading grocery store chain,
                                                 from 1974 to 1983, at which
                                                 time he retired from full-time
                                                 responsibilities after thirty-
                                                 eight years with that company.
                                                 Mr. Olsen currently serves as a
                                                 director of several nonprofit
                                                 organizations and is a
                                                 management consultant advising
                                                 national and international
                                                 firms on marketing and
                                                 merchandising consumer
                                                 products.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS, THE NOMINEES LISTED ABOVE.

-------------

(1) Based on information provided to the Company by each Nominee.

-------------

OTHER DIRECTORS

     The following persons will continue to serve as Directors of the Company after the Meeting until their terms of office expire (as indicated below) or until they resign or their successors are elected and qualified:

                                    TABLE 2

              CERTAIN INFORMATION REGARDING DIRECTOR NON-NOMINEES
              ---------------------------------------------------

                               TERM TO  DIRECTOR   POSITIONS WITH THE COMPANY
 DIRECTOR'S NAME          AGE EXPIRE(1)  CLASS    AND PRINCIPAL OCCUPATION (2)
 ---------------          --- --------- --------  ----------------------------
Eric S. Olberz             35   1999        1     Director since 1992. Mr.
                                                  Olberz currently is pursuing
                                                  a degree in Business
                                                  Administration. He was
                                                  President and owner of Camp
                                                  7, Inc., a soft goods
                                                  manufacturing operation
                                                  located in Santa Ana,
                                                  California from July 1995
                                                  through October 1996 and
                                                  Vice Chairman of the Company
                                                  from October 1994 to July
                                                  1995, Vice President from
                                                  1984 through October 1994
                                                  and Secretary from October
                                                  1992 to July 1995. Mr.
                                                  Olberz resigned as an
                                                  officer and employee
                                                  concurrently with Camp 7,
                                                  Inc.'s acquisition of the
                                                  Company's soft goods
                                                  manufacturing operations in
                                                  July 1995. Mr. Olberz is the
                                                  son of Norbert J. Olberz,
                                                  the Principal Shareholder.

John R. Attwood            66   2000        2     Director and Chairman of the
                                                  Compensation Committee since
                                                  February 1993. Mr. Attwood
                                                  is the President of Attwood
                                                  Enterprises, a consulting
                                                  business. He was the former
                                                  Chairman of Coca-Cola
                                                  Bottling of Los Angeles and
                                                  Senior Vice President and a
                                                  Group President at Beatrice
                                                  Companies, Inc., the parent
                                                  company of Coca-Cola
                                                  Bottling of Los Angeles,
                                                  until his retirement in
                                                  1986. Mr. Attwood currently
                                                  serves on the board of
                                                  directors of Verdugo Hills
                                                  Hospital, a non-profit
                                                  organization.

-------------
(1)  Fiscal year during which term expires.
(2)  Based on information provided to the Company by each Director.
-------------

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board formally met eight times during the last fiscal year. The Board's Audit and Compensation Committees, each currently comprised of non-employee Directors Attwood, Olsen and Eric S. Olberz, met six and seven times, respectively, during the fiscal year ending March 31, 1998. Each Director attended each of the Board and Committee meetings, as appropriate. The
Directors also met informally with the Company's management during that fiscal year.

     The Audit Committee, among other things, nominates the independent auditors, reviews the financial statements and the report of independent auditors, and reviews the scope and results of the Company's accounting practices and internal accounting procedures. The Compensation Committee is responsible for reviewing and recommending to the full Board of Directors the material terms for executive officer employment and severance contracts and annual compensation levels for executive officers not otherwise set by contract, administering the Company's 1992 Plan, establishing and periodically reviewing the Company's policies regarding non-officer employee compensation and benefit policies and other matters related to compensation and evaluation of Company personnel.

COMPENSATION OF DIRECTORS

     A.   Cash Compensation. Directors who are employees of the Company are
          -----------------
compensated as officers of the Company and receive no separate compensation for serving as Directors. Directors receive an $18,000 annual retainer for attending or participating in up to six formal Board and/or Committee meetings during the fiscal year plus an additional $3,000 for each additional day they attend or participate in formal Board and/or Committee meeting(s) and $750 for each day that they attend or participate in an informal meeting with the Company's management. Directors also may receive reimbursement of expenses in attending meetings. For the fiscal year ended March 31, 1998, each non-employee Director received as a Director $18,000 in fees for attending formal meetings and $3,000 in additional fees.

          In addition, Directors Attwood and Olsen have and will continue to advise the Company regarding various areas in which they have significant professional experience. These advisory services are in addition to the services performed as Directors and, accordingly, each Director performing advisory services will be entitled to additional compensation in an amount to be negotiated from time to time by such Director and the Company and approved by a majority of the disinterested Directors (i.e., those not performing advisory
                                         ----
services) in conformity with the Company's policies on conflicts of interest. For the fiscal year ended March 31, 1998, Director Attwood received $7,500 in compensation for services provided as a consultant.

     B.   Directors' Stock Option Plan. Under the 1992 Plan, which is described
          ----------------------------
in detail later in this Proxy Statement, each non-employee Director currently is granted automatically upon becoming a Director, Automatic Option Grants ("AOGs") to purchase 3,000 shares of

Common Stock at the fair market value on the grant date. On each triennial date on which a non-employee Director is reelected to the Board, AOGs for an additional 3,000 shares will be automatically granted to the Director subject to an aggregate limit for any one non-employee Director of options to acquire a total of 9,000 shares. All AOGs are exercisable one-third upon grant and one-third on each of the first and second anniversaries of the date of initial grant and all expire five years from the date of grant. In accordance with the terms of the 1992 Plan, Director Attwood has been granted AOGs representing 9,000 shares and Directors Olsen and Eric S. Olberz each have been granted AOGs representing 6,000 shares. The Board of Directors has voted in favor of an amendment, subject to shareholder approval, to increase (i) the number of AOGs which will be granted upon the election and reelection of a non-Employee Director to 5,000 shares, and (ii) the maximum number of shares each non-Employee Director may receive in AOGs to 30,000 shares. See "PROPOSAL 2-- AMENDMENT TO 1992 PLAN" below.

     C.   Principal Shareholder's Award Plan.  On March 31, 1998, Directors
          ----------------------------------
Attwood, Eric S. Olberz, and Olsen were each awarded 6,000 shares of Company Common Stock from the Principal Shareholder. See "Principal Shareholder's Award Plan" below.

EXECUTIVE OFFICERS

     The following persons are currently key executive officers of the Company who are not identified in the Sections captioned "Election of Directors-- Nominees" or "Other Directors" and are "Named Officers" for purposes of the Summary Compensation Table set forth below.

                                    TABLE 3

                   CERTAIN INFORMATION REGARDING KEY OFFICERS
                   ------------------------------------------

 KEY OFFICER'S NAME            AGE   POSITION WITH THE COMPANY AND BACKGROUND
 ------------------            ---   ----------------------------------------
Craig L. Levra                  39   President and Chief Operating Officer since
                                     November 3, 1997. During the preceding five
                                     years, Mr. Levra had been employed by The
                                     Sports Authority, the Nation's largest
                                     sporting goods retailer. During his tenure
                                     with that company, he held positions of
                                     increasing responsibility in merchandising
                                     and operations and was Vice President of
                                     Store Operations at the time of his
                                     departure. Mr. Levra has an extensive
                                     retail background having worked for several
                                     major retail chains including the HomeClub
                                     (the predecessor to HomeBase) and the All-
                                     American Sports Club. Mr. Levra received
                                     Bachelor and Masters of Business
                                     Administration degrees from the University
                                     of Kansas.

Dennis D. Trausch              48    Executive Vice President since June 1988.
                                     Since joining the Company in 1976, Mr.
                                     Trausch has served in various positions
                                     starting as a salesperson and assuming
                                     positions of increasing responsibility in
                                     store and Company operations. He oversees
                                     all store and distribution center
                                     operations including human resources and
                                     customer service, as well as being
                                     responsible for site selection and leasing.

Howard K. Kaminsky             40    Chief Financial Officer since joining the
                                     Company in 1985, Senior Vice President--
                                     Finance since April 1997 and Secretary
                                     since July 1995. Mr. Kaminsky was also the Company's Vice-President--Finance from
                                     January through April 1997 and Treasurer from October 1992 through January 1997.
                                     Prior to joining the Company, Mr. Kaminsky was employed in the auditing division of Ernst & Young LLP. He is a Certified Public
                                     Accountant and received his Bachelor of
                                     Science degree in Business Administration from California State University,
                                     Northridge. Mr. Kaminsky is a member of the California Society of Certified Public
                                     Accountants and the Retail Financial
                                     Executives Professional Association.

Robert W. Haueter              46    Senior Vice President--Sales, Marketing and
                                     Merchandising since January 1997.
                                     Previously, Mr. Haueter was the Company's
                                     Vice President--Marketing since joining the
                                     Company in 1989. Mr. Haueter currently
                                     oversees the Company's purchasing function and directs its marketing and advertising activities. Prior to joining the Company, Mr. Haueter owned and managed The Carpet
                                     Store, a carpet and floor goods retailer.
                                     He also has held various positions with the California Assembly and on political campaign staffs, where his responsibilities included marketing and strategy for political campaigns. Mr. Haueter has served on the Board of Directors of several charitable organizations.

EMPLOYMENT AGREEMENTS AND TERMINATION ARRANGEMENTS

     The Company traditionally does not enter into formal employment or severance contracts with its executives and officers. The Company parted from this policy by entering into a formal employment agreement on October 22, 1997 with Craig L. Levra, pursuant to which Mr. Levra was appointed President and Chief Operating Officer.

     The employment contract is for a period of approximately two years, terminating on October 31, 1999. Mr. Levra receives an annual $200,000 salary, is entitled to increases in salary as the Board Directors may determine at its sole discretion, and will participate in the executive officer bonus program. Mr. Levra also received a $100,000 signing bonus and 100,000 in non-qualified stock options ("NQSOs"). Mr. Levra is entitled to the fringe benefits provided other Company executive officers including, without limitation, vacation pay, sick leave and reimbursement of certain business expenses. Pursuant to the employment agreement, the Company also paid certain of Mr. Levra's moving and relocation expenses. In the event Mr. Levra is terminated other than "for cause", he will be entitled to monthly severance payments for what would be the remaining employment term had he not been terminated in the amount of 8.333% of his then annual base salary.

     During the fiscal year ended March 31, 1998, Mr. Levra received certain additional awards under the 1992 Plan. See the discussion under the caption "Incentive Compensation Plans."

OWNERSHIP OF SHARES BY CERTAIN BENEFICIAL OWNERS

  The following table, with footnotes, reflects the Company's best knowledge based on information filed with the Securities and Exchange Commission (the "Commission") and information provided directly by the persons named below, of certain information as of June 12,

1998 regarding the amount of Common Stock beneficially owned by each Director and Director Nominee of the Company, each executive officer that is a "Named Officer" (see the discussion under the caption "Summary Compensation"), all such Directors and executive officers as a group and by each holder of more than five percent of the outstanding shares of the Company's Common Stock. All shares shown in the table reflect sole voting and investment power.

                                    TABLE 4

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                     ------------------------------------

                                                                  SHARES
          NAME AND ADDRESS                                     BENEFICIALLY   PERCENT
        OF BENEFICIAL OWNER           POSITION WITH COMPANY       OWNED       OF CLASS
        -------------------           ---------------------    ------------   --------
 Norbert J. Olberz                  Chairman of the Board       4,372,617       65.9%
  920 Foothill Boulevard             and Interim Chief
  La Canada, California 91011        Executive Officer

 John R. Attwood                    Director                       15,000(1)       *
  200 West Glenoaks Boulevard
  Glendale, California 91202

 Eric S. Olberz                     Director                      272,403(2)     4.1%
  920 Foothill Boulevard
  La Canada, California 91011

 Kenneth Olsen                      Director                       19,100(3)       *
  920 Foothill Boulevard
  La Canada, California 91011

 Craig L. Levra                     President and Chief            25,000(4)       *
  920 Foothill Boulevard             Operating Officer
  La Canada, California 91011

 Dennis D. Trausch                  Executive Vice President       55,286(5)       *
  920 Foothill Boulevard
  La Canada, California 91011

 Howard K. Kaminsky                 Senior Vice President--        61,206(6)       *
  920 Foothill Boulevard             Finance, Chief
  La Canada, California 91011        Financial Officer, and
                                     Secretary

 Robert W. Haueter                  Senior Vice President--        41,451(7)       *
  20 Foothill Boulevard              Sales, Marketing and
  La Canada, California 91011        Merchandising

 All Directors and executive officers as a group (8 persons).   4,862,063       73.4%

--------
 *   Represents less than one percent
(1) Includes vested AOGs to purchase 7,000 shares of Common Stock and does not include noninvested AOGs granted to Director Attwood to purchase 2,000 shares of Common Stock.
(2) Includes vested AOGs to purchase 5,000 shares of Common Stock and does not include non-vested AOGs granted to Director Eric S. Olberz to purchase 1,000 shares of Common Stock.
(3)  Includes vested AOGs to purchase 6,000 shares of Common Stock.
(4) Does not include non-vested NQSOs granted to Mr. Levra to purchase 125,000 shares of Common Stock.
(5) Includes vested NQSOs to purchase 28,800 shares of Common Stock and does not included non-vested NQSOs granted to Mr. Trausch for 88,200 shares of Common Stock.
(6) Includes vested NQSOs to purchase 28,800 shares of Common Stock and does not include non-vested NQSOs granted to Mr. Kaminsky to purchase 93,200 shares of Common Stock.
(7) Includes vested NQSOs to purchase 24,000 shares of Common Stock and does not include non-vested NQSOs granted to Mr. Haueter to purchase 81,000 shares of Common Stock.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Compensation Committee Report on executive compensation is set forth in the following section below. As previously mentioned, the Compensation
Committee currently is comprised of three non-employee Directors of the Company, Directors Attwood, Olsen and Eric S. Olberz. Only Eric S. Olberz is a former officer or employee of the Company or any of its subsidiaries or affiliates. See Table 2--"Certain Information Regarding Director Non-
Nominees."

     The Compensation Committee makes recommendations to and reviews in detail aspects of executive compensation with the full Board of Directors, which has the ultimate responsibility for all compensation decisions. During fiscal year ended March 31, 1998, the Principal Shareholder, in addition to the members of the Compensation Committee, served on the Board of Directors.

COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors ("Committee") has provided the following report on executive compensation.

     A.   Compensation Policy and Executive Compensation
          ----------------------------------------------

     This Committee is responsible for reviewing and making recommendations as to the annual compensation of the Company's executive officers, including such components as annual cash compensation, short and long term incentives, and supplemental benefits.

     The Company's compensation policy is based on linking executive compensation to the Company's objectives of growth through increased earnings and maximizing long-term shareholder value. This policy traditionally has been carried out through a compensation program consisting of salaries and short and long term incentives. The Committee monitors compensation levels for comparable retail companies and evaluates annual compensation on the basis of these compensation trends and the performance of the Company in order to determine whether adjustments to base salaries and bonuses, or both, are appropriate.

     With few exceptions, the Company traditionally has not had formal employment agreements with its executive officers, and currently only one executive officer, Craig L. Levra, has entered into a formal contract. See "Employment Agreements and Termination Arrangements" above. However, the Company's recent practice has been to enter into formal severance agreements with departing executives. The various elements of the Company's overall compensation program are more fully discussed below.

     B.   Annual Salary and Bonus
          -----------------------

          Annual compensation for Messrs. Olberz, Levra, Trausch, Kaminsky, and Haueter (collectively, the "Executive Management Group") consists of a base salary and an annual bonus. During the fiscal year ended March 31, 1998, the annual base salaries for Messrs. Olberz, Levra, Trausch, Kaminsky and Haueter, respectively, were $275,000, $200,000, $160,000, $160,000 and $150,000. For
the fiscal year ended March 31, 1999, their base salaries will be $300,000, $200,000, $170,000, $170,000 and $154,000, respectively. The Committee has used the service of the Compensation Resource Group to survey and provide information on market conditions. Based on such information, the Committee believes that the base salaries for the Executive Management Group, as compared with the base salary for similar executives surveyed, is at or below the surveyed market average.

          Starting in fiscal 1996, the Company adopted a bonus plan under which, subject to an overall maximum, the executive officers earn a bonus as a percentage of their base compensation, if the Company meets the pre-tax profit objective set by the Committee at the beginning of the fiscal year. If the profit objective is met or exceeded, the CEO, COO, EVP, CFO and Senior VP-- Marketing and Merchandising each are entitled to receive a bonus equal to 45%, 50%, 35%, 35% and 30%, respectively, of their annual base compensation. If 90% or more, but less than 100% of the profit objective is achieved, these executives receive 50% of a full annual bonus plus 5% for each full percentage point above 90% achieved. During fiscal 1998, the profit objective was exceeded and each of above identified executives earned a full bonus. The summary of the base salaries and bonuses paid to the Executive Management Group during the last three years is set forth in the Summary Compensation Table (Table 5).

          While a significant portion of the overall annual compensation package continues to be based on a bonus program tied to the Company's earnings performance, starting in fiscal 1996, a greater proportion of overall compensation is now derived from the executives' base salary and an overall cap is placed on the maximum bonus which is paid annually to each executive. These adjustments conformed the Company's executive compensation policy more closely with existing market practices and provide a more stable compensation level. The Committee believes the base salaries are now sufficiently competitive to allow the Company to attract and retain well-qualified executives. Survey results support the Committee's conclusion that while executive base salaries are still below the competitive market, if the Company performs to profit levels similar to those achieved in Fiscal 1998, the Executive Management Group's total compensation under this program falls within an acceptable range of industry averages for the defined labor market.

     C.   Longer-Term Compensation
          ------------------------

     The Company granted NQSOs during the fiscal year ended March 31, 1998 to certain employees, including Executive Management Group other than Chairman Olberz, under the 1992 Plan. Messrs. Levra, Trausch, Kaminsky and Haueter were granted NQSOs for 125,000, 45,000, 50,000 and 45,000 shares of Common Stock, respectively, exercisable at the market price on the grant date and vesting at a rate of 20% per year over five years. The Committee believes NQSOs provide a valuable incentive to achieve long-term growth and maximum shareholder value by linking compensation benefits to the long-term growth in the Company's stock value. More specific information on option grants is shown in Tables 5 and 7 below of this Proxy Statement.

     The Committee concluded that it is inappropriate for the Company at this time to offer its key executives supplemental benefit programs. Instead, the focus will remain on a short-term and long-term incentive based program in order to achieve the Company's objectives of a greater earnings capacity and long-term growth in share value. The Compensation Committee will continue to review the Company's overall executive compensation program periodically and, if appropriate, adjust existing compensation levels or policies in order to meet market demands or changing corporate objectives.

     D.   Stock Awards
          ------------

     Effective March 31, 1998, the Principal Shareholder and his wife Irene, through their family trust, committed 293,625 shares of the Company's common stock owned by them for awards to more than 100 employees and Directors pursuant to the terms of that certain Olberz Family Trust Sport Chalet Restricted Stock Plan (the "Olberz Plan"). Under the Olberz Plan, selected employees and Directors will each be awarded a portion of these shares. Messrs. Trausch, Kaminsky and Haueter received 25,000, 20,000, and 15,000 shares under the Olberz Plan, respectively. Mr. Levra did not receive any stock awards. All such awards require no consideration to be paid by the recipient, but are subject to the restrictions contained in the Olberz Plan. These awards have been made by Mr. Olberz in appreciation and recognition of and to reward recipients for their loyalty and service to the Company. The shares so granted, while of the same class as the Company's registered Common Stock, are unregistered. Accordingly, their subsequent transferability is subject to applicable Federal and State securities laws, including, without limitation, compliance with Securities Exchange Commission Rule 144 as well as the private restrictions imposed by the Olberz Plan. Such private restrictions include prohibition against transfer for two years and potential forfeiture in the event certain employment conditions are not fulfilled. Further, for federal tax purposes, the transaction will more likely than not be treated as a contribution to capital of the Company and a payment of compensation by the Company to the recipients to the extent of the fair market value of the stock so awarded, resulting in a tax benefit to the Company. In recognition of both the financial and employee incentive benefits to the Company from these awards, the Company has agreed to pay the costs of administration, implementation and enforcement of the Olberz Plan.

     Though the Olberz Plan is a private arrangement, the Committee welcomes Mr. and Mrs. Olberz most generous gesture. The Committee believes that this one-time benefit, a significant portion of which is allocated to non-executive employees, will significantly complement and augment the compensation plans of the Company.

     E.   Employment Agreement for Craig Levra
          ------------------------------------

     The Committee participated in the negotiations leading to the employment of Craig L. Levra as President and Chief Operating Officer of the Company pursuant to a written employment agreement dated October 22, 1997. The essential terms of the employment agreement with Mr. Levra are set forth in the section under the caption "Employment Agreements and Termination Agreements". Mr. Levra also was awarded under the 1992 Plan 25,000 shares of Company Stock and NQSOs representing 25,000 shares in connection with an awards package provided to executive officers during the fiscal year.

     F.   Chief Executive Officer Compensation
          ------------------------------------

     The Committee believes that the $275,000 base salary paid to Mr. Olberz as Chairman and Interim Chief Executive Officer during fiscal 1998 should be adjusted to $300,000 for fiscal 1999 and as adjusted will be reasonable when compared to the comparable companies whose chairmen are actively involved in day to day operations. His participation in the executive bonus program appropriately exemplifies the Company's pay-for-performance philosophy, since the value of this element of his compensation package will be determined by the Company's profitability during the period he serves as the Company's Interim Chief Executive Officer. However, Chairman Olberz has not been provided with any longer-term incentives, because, in the Committee's view, his significant stock holdings in the Company already provide sufficient motivation for him to achieve long-term profitability and maximum shareholder value.

     The profit objective for fiscal 1998 established by the Compensation Committee at the beginning of the year was pre-tax $4.8 million. The Company exceeded this objective with a pre-tax profit of $5.5 million. Accordingly, Mr. Olberz became entitled to a full bonus of 45% of his base compensation, or $124,000. Thus, Mr. Olberz' total compensation for fiscal 1998 was $399,000, of which $124,000 was by way of performance bonus.

     G.   Tax Deductibility of Executive Compensation
          -------------------------------------------

     The Internal Revenue Code of 1986 was amended in 1993 in order to limit the deductibility for federal income tax purposes of non-performance based compensation in excess of $1,000,000 provided to certain executive officers.
As the Company's current compensation structure does not provide for or contemplate annual compensation to any executive in excess of the $1,000,000 threshold, the limitations placed on tax deductions will be inapplicable to the Company in the foreseeable future.

                                                 COMPENSATION COMMITTEE
                                                 ----------------------
                                                   JOHN R. ATTWOOD
                                                    ERIC S. OLBERZ
                                                     KENNETH OLSEN
                                                     June 30, 1998

INCENTIVE COMPENSATION PLANS

     On April 1, 1990, the Board of Directors of the Company adopted a Stock Appreciation Rights Plan (the "1990 Plan") authorizing the grant of Stock Appreciation Rights ("SARs") to key Company employees. These SARs entitled the holder upon exercise to receive cash in an amount equal to 0.11% of three times the increase in aggregate book value of the Company from the grant date.

     The purpose of the 1990 Plan was to provide an incentive to key employees in a position to contribute to the successful operations of the Company by linking a portion of such employees' compensation directly to the increase in the Company's aggregate book value through the issuance of the SARs. In October 1992, the Board adopted the 1992 Plan which authorized the granting of certain incentive awards including new SARs, NQSOs, incentive stock options ("ISOs"), AOGs to non-employee Directors, restricted stock, dividend equivalents, and PAs. Pursuant to the terms of the 1992 Plan, the SARs granted under the 1990 Plan were converted to PAs at a conversion price established under the 1992 Plan and the 1990 Plan was terminated.

     Each PA granted in the conversion entitled the holder on exercise to the cash equivalent of 0.0011 times the difference between three times the book value of the Company on the grant date of the original SAR and three times the book value on the date of exercise, excluding such increase as is attributable to the offering or any subsequent equity offering, and will otherwise be subject to the same terms and conditions as the original SAR it replaces. Prior to Fiscal 1993, 22 SARs had been issued to certain executives under the 1990 Plan. In Fiscal 1993, these SARs were converted into 22 PAs including three, five and one PAs to Messrs. Trausch, Kaminsky and Haueter, respectively, all of which were exercised during Fiscal 1996 resulting in payments to Messrs. Trausch, Kaminsky, and Haueter, respectively, of $37,041, $61,461 and $11,797.

     A total of 600,000 shares of Common Stock currently are authorized and reserved for awards to be granted under the 1992 Plan. The 1992 Plan provides for the grant of ISOs as defined in Section 422 of the Internal Revenue Code of 1986, as amended, to employees of the Company. The 1992 Plan also provides for the grant of NQSOs to the Company's officers, employees or consultants thereof. An ISO may have certain tax advantages for the optionee as compared to a NQSO. See the discussion under the caption "Tax Effects of Plan Participation in the section "PROPOSAL 2--AMENDMENT TO 1992 PLAN". The exercise price of the ISOs may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant or 110% of such fair market value in the case of holders of more than 10% of the Company's Common Stock.
The exercise price
of the NQSOs may not be less than 100% of the fair market value of the Company's Common Stock on the grant date. Shares subject to an option granted under the 1992 Plan may be purchased for cash and/or its equivalent, including shares of Common Stock. The ISOs and NQSOs expire ten years after the grant date, with the exception of ISOs held by a holder of 10% or more of the outstanding Common Stock, which expire five years after the grant date.

     The Company granted NQSOs covering 378,000 shares of Common Stock under the 1992 Plan to certain employees immediately prior to the Company's initial public offering in November 1992. Of this amount, NQSOs for 72,000, 72,000, and 48,000 shares, respectively, were granted to Messrs. Trausch, Kaminsky, and Haueter. These NQSOs were exercisable at the Company's initial public offering price of $9.25 and vested at a rate of 20% per year over five years. The Board of Directors authorized the issuance on March 1, 1996 of NQSOs to certain of the Company's officers and these officers, including Messrs.
Trausch, Kaminsky and Haueter, agreed to terminate the existing NQSOs that they had received prior to the Company's initial public offering in March, 1996. Mr. Haueter also received NQSOs for 12,000 additional shares of Common Stock. On October 22, 1997, Craig L. Levra was granted NQSOs representing 100,000 shares in connection with his employment by the Company. On February
4, 1998, the Company granted NQSOs representing 225,000 shares to the Company's executive officers and other key personnel. Of this amount, NQSOs for 25,000, 45,000, 50,000 and 45,000 shares were granted to Messrs. Levra, Trausch, Kaminsky and Haueter, respectively. In addition, Mr. Levra was awarded 25,000 shares of Common Stock. See Table 7 of this Proxy Statement.

     Under the 1992 Plan, a total of 30,000 shares of Common Stock have been reserved for grant of AOGs to non-employee Directors of the Company, of which AOGs for 9,000 shares remain unallocated as of the date of this Proxy Statement. AOGs granted to Board of Directors members are discussed herein under the Section captioned "Compensation of Directors." 32,000 shares of Common Stock remain subject to award under the Plan as of the date of this Proxy Statement. The Board of Directors has voted in favor of amendment to increase (i) the number of shares of the Company's Common Stock which may be issued under the 1992 Plan from 600,000 shares to 1,200,000 shares, (ii) the number of AOGs which will be granted upon the election and re-election of a non-employee Director from 3,000 to 5,000 shares, (iii) the maximum number of shares each non-employee Director may receive in AOGs from 9,000 shares to 30,000 shares and (iv) the total number of shares reserved for grants of AOGs to non-employee Directors from 30,000 to 101,000 shares. The 1992 Plan is discussed in greater detail below in the Section captioned "ISSUE 2--AMENDMENT TO 1992 PLAN."

     Beginning in fiscal 1997, eligible employee participants could make voluntary contributions to an employee retirement savings plan under Section 401(k) of the Internal Revenue Code 1986 as amended (the "401K Plan") through payroll deductions which are matched, in part, by the Company's contributions. Such contributions can be utilized by the participant to purchase interests in certain mutual funds or shares of the Company's Common Stock.

     Each employee is eligible to participate in the 401K Plan on the first day of the pay period coincident with the semi-annual eligibility computation period during which he or she shall perform at least 1,000 hours or one year of service. There are currently approximately 800 employees of the Company who are eligible to participate in the 401K Plan. Subject to compliance with certain nondiscrimination tests which limit contributions of or on behalf of "highly compensated employees" (as such term as defined in the federal tax laws), the eligible employee may make an annual contribution equal to from 2% up to and including 15% of their salary compensation. The Company will make a matching contribution of 25% of the first 4% of an eligible employee's compensation. The maximum investments of any plan participant in company stock cannot exceed 25% of their total deferral contributions.

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the 1998, 1997, and 1996 fiscal years, the cash compensation paid or accrued by the Company, as well as other compensation paid or accrued for such year, as to the Company's Chief
Executive Officer during this period, Norbert J. Olberz, and to each of the other key executive officers (collectively "Named Officers") for which disclosure is required.

                                    TABLE 5

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                             ANNUAL COMPENSATION         LONG TERM COMPENSATION AWARDS
                         ------------------------------ -------------------------------
NAME AND PRINCIPAL       FISCAL  SALARY       BONUS        OPTIONS/SARS     ALL OTHER
POSITION                  YEAR     ($)        ($)(1)          (#)(2)       COMPENSATION
------------------       ------ --------    ----------- ------------------ ------------
Norbert J. Olberz         1998  275,000       124,000              0               0
 Chairman of the Board    1997  250,000       125,000              0               0
  and Interim Chief       1996  243,750             0              0               0
 Executive Officer

Craig L. Levra            1998  186,923(3)     42,000        125,000         118,700(4)
 President and Chief
 Operating Officer

Dennis D. Trausch         1998  160,000        56,000         45,000         125,000(5)
 Executive Vice President 1997  145,000        52,000              0               0
                          1996  141,375             0         72,000          37,041(6)

Howard K. Kaminsky        1998  160,000        56,000         50,000         100,000(5)
 Senior Vice President--  1997  135,000        52,000              0               0
  Finance, Chief          1996  131,625             0         72,000          61,461(6)
  Financial Officer,
  and Secretary

Robert W. Haueter         1998  150,000        50,000         45,000          75,000(5)
 Senior Vice President--  1997  120,000        48,000              0               0
  Sales, Marketing, and   1996  117,000             0         60,000          11,797(6)
  Merchandising

--------
(1) All named executive officers were entitled to receive bonuses based on the Company's net income for the fiscal year.

(2) Represents NQSOs issued to key executive officers during fiscal 1996. See the discussion above under the heading "Incentive Compensation Plans."

(3)  Includes a $100,000 signing bonus paid upon joining the Company.

(4) Represents the fair market value on the grant date of 25,000 shares awarded to Mr. Levra. Mr. Levra joined the Company in fiscal 1998. See the discussion above under the heading "Employment Agreement and Termination Agreement."

(5) Represents the fair market value on the grant date of shares awarded by the Principal Shareholder to Messrs. Trausch, Kaminsky and Haueter for 25,000, 20,000 and 15,000 shares of Common Stock, respectively.

(6) Represents payments to Messrs. Trausch, Kaminsky and Haueter upon exercise of their respective PAs. See the discussion above under the heading "Incentive Compensation Plans."

PERFORMANCE GRAPH

     The following graph shows a comparison of the Company's total return to shareholders for the last five years on an initial investment of $100.00 as compared to total return for the MG Industry Group 529 Index and the NASDAQ Market Index for the same period.


                       [PERFORMANCE GRAPH APPEARS HERE]

                                    TABLE 6

--------------------------------------------------------------------------------------------------------------------------------
                                          3/31/93         3/31/94         3/31/95         3/31/96         3/31/97       3/31/98
--------------------------------------------------------------------------------------------------------------------------------
Sport Chalet, Inc.                          100.00           64.29           57.14           32.14           35.71         71.43
--------------------------------------------------------------------------------------------------------------------------------
Peer Group (1)                              100.00          107.94          116.75          159.53          148.11        180.92
--------------------------------------------------------------------------------------------------------------------------------
NASDAQ Market Index                         100.00          115.57          122.61          164.91          184.50        278.82
--------------------------------------------------------------------------------------------------------------------------------

_________________

(1) Peer group chosen was Media General Industry Group 529 - Other Importers, Wholesalers and Retailers.

                                    TABLE 7

                        OPTIONS GRANTED IN FISCAL 1998

  The following sets forth certain information concerning the grants and stock options under the 1992 Plan to the Named Officers during Fiscal 1998. No other stock options were granted to such Named Officers during this period.

                         OPTION GRANTS IN FISCAL 1998
                         ----------------------------

                                                                     POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED
                                                                       ANNUAL RATES OF
                                                                         STOCK PRICE
                                   % OF TOTAL                                        APPRECIATION FOR
                                    OPTIONS                           INDIVIDUAL GRANTS
                                   GRANTED TO                            OPTION TERM
                         OPTIONS  EMPLOYEES IN  EXERCISE               -----------------
                         GRANTED  FISCAL 1998    PRICE     EXPIRATION     5%      10%
   NAME(1)               (#)(1)       (2)       ($/SH)(3)     DATE       (4)     (4)
   -------               ------- -------------- ---------  ----------  ------- ---------
Norbert J. Olberz              0      N/A          N/A          N/A        N/A       N/A
Craig L. Levra           125,000       39%            (5)          (6) 611,366 1,491,790
Dennis D. Trausch         45,000       14%        4.75       2/4/08    134,426   340,662
Howard K. Kaminsky        50,000       15%        4.75       2/4/08    149,362   378,514
Robert W. Haueter         45,000       14%        4.75       2/4/08    134,426   340,662

-------------------
(1) Represents NQSOs which vest at a rate of 20% per year after grant over 5 years. Upon certain changes of control of the Company or the Shareholders approval of a reorganization, merger, consolidation, liquidation, or dissolution of the Company or similar transactions, the holder of an NQSO shall have the right to exercise such option to the full extent not theretofore exercised.
(2) Based on aggregate NQSOs representing 325,000 shares of Common Stock granted during Fiscal 1998.
(3) All options were granted at the Company's closing stock price for its Common Stock on the National Market System as reported by the NASDAQ on the grant date.
(4)  Calculated over a ten year period representing the term of the NQSOs.
(5)  100,000 NQSOs are exercisable at $4.375, 25,000 at $4.75.
(6)  100,000 NQSOs expire on November 22, 2007, 25,000 on February 4, 2008.
-------------------
                      OPTION EXERCISES AND YEAR END VALUE

  The following table sets forth information with respect to the Named Officers concerning the unexercised options held at the end of Fiscal 1998. No options were exercised in Fiscal 1998.

                                    TABLE 8

  AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998 YEAR-END OPTION
  --------------------------------------------------------------------------
                                    VALUES
                                    ------

                                                    NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                              SHARES               OPTIONS HELD AT FISCAL     IN-THE-MONEY OPTIONS
                            ACQUIRED ON                 YEAR END (#)          AT FISCAL YEAR END(1)
                             EXERCISE     VALUE   ------------------------- -------------------------
      NAME                      (#)      REALIZED EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
      ----                  ------------ -------- ------------------------- -------------------------
Norbert J. Olberz                0           0                    0/0                        N/A
Craig L. Levra                   0           0              0/125,000                  $0/68,750
Dennis D. Trausch                0           0          28,800/88,200            $75,600/124,650
Howard K. Kaminsky               0           0          28,800/93,200            $75,600/125,900
Robert W. Haueter                0           0          24,000/81,000            $63,000/105,750

--------
(1) Represents the difference between the closing price of the Company's Common Stock on March 31, 1998 in excess of the exercise price of the options multiplied by the number of shares subject to exercisable and unexercised options, respectively.
--------

                             CERTAIN TRANSACTIONS

     From time to time the Company has transacted business with entities in which the Principal Shareholder of the Company has an interest.

PROPERTY LEASES

     The Company leases from corporations controlled by the Principal Shareholder its corporate office space in La Canada, its warehouse and distribution facility in Montclair, and its stores in La Canada and Huntington Beach. The Company has incurred rental expense of $1.5 million, $1.5 million, $1.4 million payable to the Principal Shareholder or his affiliated corporations in Fiscal 1998, 1997, and 1996, respectively. The Company believes that the occupancy costs to the Company under each lease are no higher than those which would be charged by an unrelated third party under similar circumstances.

     The Company's non-employee Directors have approved a proposal to relocate and expand the La Canada store and corporate offices currently leased from La Canada Properties, Inc., a California Corporation under the control of the Principal Shareholder. The existing lease will be terminated and the store and office relocated to the "Sport Chalet Village," a shopping center in La Canada currently under development by La Canada Properties, Inc. That shopping center is expected to be completed by the summer of 1999. The new rental rate during the initial fifteen-year lease term for the store will be the amount by which four percent times monthly

Gross Sales exceeds the $54,250 monthly minimum rent and is expected to be less, on a per square foot basis, than under the old store lease. The new store will be 50,000 square feet and, subject to obtaining necessary governmental approvals, an outdoor pool area of approximately 1,500 square feet. The new office rental rate will be $10,850 per month compared to $4,500 under the old lease. The new office will be 20,000 square feet, compared to the current 10,000 square feet facility. Management believes that the new facilities will result in improved operational efficiencies because the site will be larger and all functions will be housed under one roof. Management believes that the occupancy costs under the new leases would be no higher than those which would be charged by an unrelated third party under similar circumstances.

PRINCIPAL SHAREHOLDER'S AWARD PLAN

     On March 31, 1998, the Company and the Olberz Family Trust established the Olberz Family Trust Sport Chalet Restricted Stock Award Plan ("Olberz Plan"), pursuant to which the Olberz Family Trust transferred 293,625 unregistered shares of the Company's Common Stock to the Olberz Plan and the Olberz Plan concurrently awarded the shares to qualified employees and certain Directors of the Company. Each Director of the Company (other than the Principal Shareholder) was awarded 6,000 shares. The remaining shares were awarded to qualified employees of the Company based on the responsibilities of the eligible employee, the value of the employees services to the Company, the employees tenure with the Company and other factors deemed pertinent by the Committee responsible for administering the Olberz Plan. For further details, see the description of the Olberz Plan in the discussion under the caption "Compensation Committee Report of the Board of Directors."

                      PROPOSAL 2--AMENDMENT TO 1992 PLAN

                                   AMENDMENT
                                   ---------

     The Board of Directors has unanimously approved, subject to shareholder approval, an Amendment to the 1992 Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the Plan. The following summary describes the principal features of the 1992 Plan. This summary is qualified in its entirety by reference to specific provisions of the 1992 Plan, the full text of which is set forth as Exhibit A to this Proxy Statement.

                         DESCRIPTION OF THE 1992 PLAN
                         ----------------------------

TITLE OF PLAN
-------------

     The title of the Plan is the "Sport Chalet, Inc. 1992 Incentive Award
 Plan."

PURPOSE
-------

     The purpose of this Plan is to promote the growth and profitability of the Company by providing, through the granting of Stock Appreciation Rights ("SARs"), NQSOs, ISOs, restrictive stock, stock payments or PAs (collectively, "Awards"), incentives to attract highly talented persons to positions with the Company, to retain such persons and to motivate them to use their best efforts on behalf of the Company.

AMENDMENT
---------

     The Board may at any time, suspend, amend, alter, or terminate the Plan and may amend the terms of any Award previously granted, prospectively or retroactively, except under the following situations:

          1.   Shareholder Approval. Unless otherwise required by applicable
               --------------------
law, rule or regulation, the Board shall not amend the Plan without requisite shareholder approval if such amendment would (i) reduce the minimum option price requirements set forth in the Plan; (ii) increase the maximum number of Awards or Shares subject to Awards or Awards available for grant under the Plan (except pursuant to Plan provisions providing for adjustments upon the occurrence of certain events described in "Other Terms" below); (iii) provide for Plan administration other than by the Board or Committee (as defined in Subsection C below); (iv) change the requirements for qualifying as an Eligible Person; or,
(vi) extend the maximum period during which Awards may be exercised or the term of the Plan.

          2.   Participant Approval. Unless otherwise required by applicable
               --------------------
rule or regulation, any amendment which would affect in a material and adverse manner any Award granted prior to the date of any such amendment must be approved by the Participant holding the affected Award.

          3.   AOGs. The provisions under the Plan referring to AOGs may not be
               ----
amended more than one time during any six-month period except for any amendments to conform to changes in the Code or ERISA, or the rules thereunder.

EFFECTIVE DATE AND TERM
-----------------------

     The amended Plan will become effective, upon Shareholder approval, on August 6, 1998. The amended Plan will expire on October 31, 2012. The original Plan, prior to the proposed approval of the Amendment (the "Original Plan"), is scheduled to expire on November 1, 2002.

ELIGIBILITY
-----------

     An employee, consultant or officer of the County, including officers who are Directors, and non-employee Directors are eligible to participate in the Plan (a "Participant" or collectively "Participants"). Only non-employee Directors receive AOGs nor are they eligible for any other form of Awards.

ERISA
-----

     The Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

ADMINISTRATION
--------------

     The Plan is administered by the Board under the terms of the Plan. The Board's authority to administer the Plan includes (but is not limited to) authority to (i) construe and interpret the Plan and any Award Agreements;
(ii) prescribe, amend and rescind rules and regulations relating to carrying out the purpose of the Plan; (iii) determine which Eligible Persons shall receive Awards and the time such Awards will be granted; (iv) determine the terms and conditions of Awards granted under the Plan in a manner consistent with the Plan's provisions; and (v) make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall not have the authority or power to affect in any manner any AOGs granted pursuant to the Plan. All decisions, determinations, interpretations, or other actions by the Board (or the Committee, as defined hereinafter, if applicable) shall be final, conclusive, and binding on all Participants and any successors-in-interest to such persons.

     Subject to applicable law, the Board may, in its discretion, delegate in whole or in part, its authority to administer and interpret the Plan and authorize the granting of Awards and rights thereunder to a committee (the "Committee") which shall consist of no fewer than two members of the Board, selected by and serving at the pleasure of the Board, who are "disinterested persons" within the meaning of Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") (i.e., generally persons who are not and at any time
                       ---
within one year prior to appointment to the Committee eligible to receive Awards under the Plan except for the AOGs). The Board, in fact, has delegated its authority to the Compensation Committee. As such, all actions by the Compensation Committee will be inclusive and binding on all parties. All references to the Board hereinafter shall be deemed to refer to the Compensation Committee to the extent of such delegation.

SHARES SUBJECT TO PLAN; ADJUSTMENTS
-----------------------------------

     Under the Original Plan, a maximum of 600,000 shares are reserved pursuant to the Plan of which 30,000 Shares are reserved for AOGs. Shares relating to Awards that expire, terminate, lapse, are forfeited or otherwise do not vest, will be available for subsequent Awards, except as otherwise expressly provided in the Plan. As of June 12, 1998, only 7,000 shares were available for issuance as Awards. Under the proposed Amendment, the maximum number of Shares would be increased to 1,200,000 of which 101,000 shares would be reserved for AOGs.

     If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock split, stock dividend, or reverse stock split, the Board may authorize an appropriate adjustment in the number and kind of Shares or other consideration that is subject to or may be delivered under the Plan.

AWARDS
------

     Set forth below is a description of the types and terms and conditions of Awards which Participants may participate in under the Plan, the price at which the shares deliverable under the Awards may be purchased or the basis upon which such price is to be determined, and the terms regarding the amount of shares that a Participant may purchase:

          1.   Stock Options. The Board will designate these stock options as
               -------------
either ISOs or NQSOs. There are certain distinctions between ISOs and NQSOs which are discussed in more detail below including differences in income tax consequences to the optionee and to the Company. See "Tax Effects of Plan
                                                 ---
Participation" below. The purchase price of each share covered by each ISO or NQSO will be equal to 100% of the fair market value of the Common Stock on the grant date of the Award, except in the case of ISOs granted to Eligible Persons owning stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (such persons hereinafter being referred to as "Controlling Employees"), then the purchase price shall be at least 110% of the fair market value. Each option will be exercisable in the manner and within the period or periods and in the installments, if any, determined by the Board and set forth in the related Award Agreement and, unless earlier terminated, will terminate ten (10) years after the grant date (five years from the grant date with respect to ISOs granted to Controlling Employees). The right to purchase the unexercised portion of an ISO or NQSO continues until its lapse or termination. The exercise price of an ISO or NQSO may be paid in cash, or, to the extent permitted by the Company, by delivery of its equivalent, such as Common Stock having a fair market value on the exercise date equal to the exercise price or part in cash and part in such equivalent consideration.

          2.   AOGs. Under the Original Plan, each non-employee Director will be
               ----
granted automatically upon becoming a director, AOGs to purchase 3,000 shares at the fair market value on the grant date. On each triennial date on which a Non-Employee Director is reelected to the Board by the shareholders, AOGs for an additional 3,000 shares will be automatically granted to the Director subject to an aggregate limit for any one non-employee Director of options to acquire a total of 9,000 shares. Under the proposed Amendment, a non-employee Director will receive 5,000 shares upon election or reelection to the Board subject to an aggregate limit of 30,000 shares. All AOGs are exercisable one-third upon grant and one-third on each of the first and second anniversaries of the date of initial grant and all expire five (5) years from the grant date. The purchase price for each Share covered by each AOG will be equal to 100% of the fair market value of the Common Stock on the grant date. The exercise price of an AOG may be paid in cash, or, by delivery of Common Stock having a fair market value on the exercise date equal to the exercise price, or part in cash and part in cash and shares of Common Stock.

          3.   Restricted Stock. One or more restricted stock Awards may be
               ----------------
granted to any eligible Participant. Each restricted stock Award Agreement will specify the number of shares to be delivered, the date of such delivery, the price to be paid, if any, for such shares and the restrictions as the Board deems desirable to impose on such shares under the Plan. Shares of restricted stock will vest and all restrictions thereon lapse on such date as shall be determined by the Board and set forth in the applicable award agreement, but not later than the termination date, and rights to such shares will be subject to earlier termination as provided in the related Award Agreement and the Plan. The Board may require that restricted stock be placed into escrow until all restrictions are removed or expire. The purchase price per share of shares of restricted stock will be determined by the Board. Participants receiving restricted stock are entitled to dividend and voting rights for the Shares delivered even though they are not vested, provided that such rights terminate immediately as to any forfeited shares.

          4.   PAs. One or more PAs may be granted to any eligible Participant.
               ---
The value of such Awards may be linked to the market value, book value or other measure of the value of the Company's Common Stock or other specific performance criteria determined by the Board. The Plan provides that the Board may, at its discretion, replace any cash payment to be awarded under the PAs by a stock payment in part or in full.

          5.   Stock Payments. The Board may approve stock payments to any
               --------------
eligible Participant or as part of a compensation arrangement made in lieu of all or any portion of the compensation otherwise payable to such eligible person. The number of shares issued as stock payments shall be determined by the Board.

          6.   Dividend Equivalents. To the extent provided in an applicable
               --------------------
award agreement, an eligible Participant may also be granted "dividend equivalents" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, expires or some similar period, as determined by the Board. If granted, such dividend equivalents will be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board and set forth in the applicable Award Agreement.

          7.   SARs. An SAR may be granted to an eligible Participant and shall
               ----
provide cash payments under certain circumstances, but will not entitle the recipient to any shares. Upon exercise of an SAR, the Participant shall receive an amount equal to the excess of (i) the fair market value of a share on the date the SAR is exercised over (ii) the fair market value of a share on the date such SAR was granted. Within ten (10) days after exercise, the Company shall pay to the Participant in cash the amount determined under the preceding sentence. The Board may, at the time an SAR is granted, impose such conditions on the exercise of the SAR as may be required to comply with certain requirements under
Section 16-b of the Exchange Act. Without limiting the generality of the foregoing, the Board may limit the exercise of an SAR to the period beginning on the third business day following the Company's release of quarterly and annual financial data and ending on the twelfth business day following such date. No SAR may be granted which is exercisable after the expiration of ten years after the grant date.

          8.   Terms and Conditions. The terms and conditions of Awards granted
               --------------------
under the Plan typically will be evidenced by award agreements or amendments thereto which are executed and delivered by the Company and the respective persons to whom Awards have been granted. Award agreements and/or the terms of the Plan often require the recipient to remain in the employment of the Company for a specified period of time following the Award grant date in order to realize any or all of the benefits from the Award. See "Forfeitures and Penalties" below. The award agreements, however, will confer no right to continued employment for any Participant. A Participant may exercise all or less than all of his or her Awards. Awards may be exercised by the Participant by giving written notice of exercise to the Company, which notice shall specify the number of Awards to be exercised. However, no fractional shares will be issued pursuant to the exercise of NQSOs or ISOs, nor will cash payment be made in lieu of fractional shares. Subject to certain restrictions which are described in "Restriction on Exercise of Awards and Resales of Shares" below, the shares of Common Stock received from Awards may be sold from time to time by the Participants either through one or more brokers or dealers in the over-the-counter market, through privately-negotiated transactions or otherwise, at market prices prevailing at the time of sale or at prices otherwise negotiated and such brokers or dealers may receive compensation in the form of discounts, concessions or commissions from the Participant and/or commission from purchasers of Shares for whom they may act as agent. The Company may not pay the costs of any selling discounts, commissions or concessions in connection with any sales of the shares to third parties.

RESTRICTIONS ON EXERCISES OF AWARDS AND RESALE OF SHARES
--------------------------------------------------------

     The Board may delay the granting, vesting or exercisability of an Award for such time as reasonably necessary to comply with applicable state or federal securities laws. The Board may be prohibited from delivering any shares pursuant to the Plan unless and until any then applicable requirements of the Securities and Exchange Commission or any other regulatory agencies having jurisdiction and of any exchanges upon which the Common Stock may be listed have been fully complied with. All Participants that are Directors and officers of the Company and/or are employees in the financial or accounting portion of the Company's business, have agreed with the Company not to purchase or sell Common Stock without receiving preclearance by the Company's legal counsel. If such Participant contemplates such a transaction, they are required to contact the Chief Operating Officer of the Company, so that a legal opinion can be obtained in advance. This requirement does not apply to stock option exercises under the Plan or otherwise, but would cover market sales of option stock. The purpose of this requirement is to assure compliance with securities laws and insider trading restrictions. No assurance can be provided that a Participant will receive required preclearance by the Company's legal counsel for any specific proposed sale.

TAX EFFECTS OF PLAN PARTICIPATION
---------------------------------

     The following discussion is only intended as a general summary and not a complete description of the effect of federal income taxation upon the Participant and the Company with respect to the granting of stock option under the Plan. Because of the complexity of the tax law and because the applicability of certain tax principles may depend on factors unrelated to the Participant's Award, the consequences discussed below may not apply in all situations. In addition, the discussion does not address the income tax laws of any state.

               a.   Federal Income Tax Consequences of Stock Option.
                    -----------------------------------------------
               This discussion is based on present federal tax law and the regulations promulgated thereunder, all of which are subject to change or interpretation by Congress, the Treasury Department and the courts.

                    i.   ISOs. Certain Options granted under the Plan are
                         ----
intended to constitute "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). In general, Sections 421(a) and 422(a) of the Code provide, in pertinent part, that no income shall result to an optionee upon the exercise of an "Incentive Stock Option" under
Section 422(a), subject to the general qualification that the Eligible Person
(i) make no disposition of the stock acquired upon the exercise of an ISO within two years of the grant date and within one year of the date of the Eligible Person's exercise thereof, and (ii) is continuously employed by the Company from the date the ISO is granted until three months prior to exercising the ISO. However, the exercise of the ISO may result in an item of tax preference for purposes of the alternative minimum tax under Section 55 of the Code equal to the difference between the fair market value of stock at exercise (or six months thereafter in certain circumstances) and the exercise price. Such Participant also will ordinarily realize, upon a subsequent disposition of the stock, long-term capital gain or loss equal to the difference between the ISO exercise price and the amount realized on the sale of the Shares. No deduction for federal income tax purposes will be allowed to the Company in connection with the exercise of such ISO, provided the foregoing holding and employment period requirements are satisfied. If stock received under an ISO is disposed of by the Participant within a period of two years from the grant date or a period of one year from the exercise date, that portion of the gain (if any) derived therefrom equal to the difference between the ISO exercise price and the fair market value of the stock as of the exercise date (or, if lower, the proceeds of sale) will be taxed to the Participant as ordinary compensation income in the year of disposition, and the Company will receive a corresponding deduction for federal income tax purposes in the amount taxable to the Eligible Person as ordinary income. Any gain realized by the Participant in excess of the amount taxed as ordinary income will be taxed as short-term or long-term capital gain depending on how long the stock has been held by the Participant.

     Except as described below, the foregoing tax consequences should also apply to the exercise of an ISO under the Plan when shares of Common Stock are used in payment of the exercise price of such ISO (assuming that the Board consents to the use of Common Stock as payment of such exercise price). Pursuant to Proposed Treasury Regulations, the use of shares that were previously obtained pursuant to the same or a different option as payment of the exercise price of an ISO under the Plan will be treated as a taxable disposition of the old shares if the ISO or other holding period requirements applicable to the old Shares have not been satisfied at the time of the exchange. This treatment could produce compensation income equal to the fair market value of the old shares on the date the corresponding option was originally exercised less the amount paid for the old shares. However, no capital gain income will be recognized with respect to any further appreciation in the value of the old shares between the date of the earlier option exercise for the old shares and the date of the option exercise for the new shares. In general, if the ISO holding period for the old shares is satisfied at the time such old shares are used in payment of the exercise price of the same or a different option under the Plan, or if the old shares were acquired otherwise than by exercise of an option, then no income, gain or loss should be recognized with respect to such disposition of the old Shares. The optionee's basis in the old shares used to pay the exercise price under the option would become such optionee's basis for the number of new shares received upon the exercise that is equal to the number of the old shares surrendered, plus any amount included in gross income as compensation at the time of the exchange. The optionee's basis in the additional number of new shares would be zero.

                    ii.  NQSOs and AOGs. In general, a Participant receiving an
                         --------------
NQSO or an AOG receives a nonqualified option and does not realize taxable income on the date of grant unless the NQSO or AOG has a readily ascertainable fair market value at that time or the Participant properly elects pursuant to
Section 83(b) of the Code (a "Section 83(b) Election") (assuming such election is available on the grant date) to be taxed on such grant date. Because the NQSOs and AOGs received by the Participants would not be actively traded on an established market, they will likely not be considered to have a readily ascertainable fair market value under the Treasury Department Regulations.

Thus, unless the optionee already had made a Section 83(b) Election (if available) or is a director or officer or otherwise subject to Section 16(b) of the Exchange Act, such optionee will realize ordinary income generally at the time of exercise in the amount of the difference between the exercise price and the Fair Market Value of the Shares on the exercise date. The optionee will have a basis in such Shares equal to the market value on the exercise date. If the optionee is subject to Section 16(b) of the Exchange Act and does not make the Section 83(b) Election, he or she will realize ordinary income upon the expiration of the restrictions imposed under Section 16(b) for disposition of Shares in the amount of the difference between the exercise price and the fair market value of the shares at the time such restrictions lapse. Such optionee's basis in such stock generally will be equal to the fair market value of the shares on such date. In either case, the Company generally is entitled to a concurrent deduction equal to the gross income realized by the optionee. Upon disposition of the Shares acquired upon exercise of an NQSO or AOG, any further gain or loss to the optionee above or below (as the case may be) the fair market value of the Shares when exercised will either be a short-term or long-term capital gain or loss, depending on how long the Shares are held. If the optionee is permitted to make and makes a
Section 83(b) Election, such optionee would recognize taxable income equal to the difference between the fair market value of the shares on the grant date and the exercise price. Any appreciation (or depreciation) in such shares after the grant date would be capital gain (or loss) income which ordinarily would be recognized upon a taxable disposition of same.

               b.   Tax Withholding and Reporting of Taxable Events.
                    -----------------------------------------------

               The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of the Awards under the Plan, including, without limitation, (i) the deduction of the amount of any such withholding tax from any compensation, any amounts payable hereunder, or other amounts payable to a Participant by the Company, or (ii) requiring a Participant (or the Participant's beneficiary or legal representative) as a condition of granting or exercising an Award to pay to the Company any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligations. The Company may be obligated to file information returns with governmental tax authorities upon the grant or exercise of an Award. In addition, if the grant or exercise of an Award results in the recognition of taxable income by the recipient, the Company may be obligated to report the amount of the income to governmental tax authorities.

FORFEITURES AND PENALTIES
-------------------------

     In connection with the grant of any award under the Plan, the Board may provide through the Award Agreement for the expiration or termination of all or any portion of an Award under certain circumstances in a manner not inconsistent with the Plan. In the event that the status of a Participant is terminated, or the Participant ceases to be a director of the Company (collectively, the "Eligible Participant Termination Date"), for any reason other than by reason of death or total disability, the Plan provides that any Awards, or portions thereof, held by such Participant which have not vested shall expire and become unexercisable as of such date. Unless an extension is authorized by the Board, all vested Awards, or portions thereof, which have not been exercised prior to the Eligible Participant Termination Date shall expire and become unexercisable as of the earlier of:

          1. The date which is three (3) months following the Eligible Participant Termination Date; or

          2.   The date which the Plan expires.

     In the event that the Participant status of a Participant is terminated, or the Participant ceases to be a director of the Company, by reason of death or total disability, the Plan provides that any Award, or portions thereof, held by such Participant which has not vested as of the Eligible Participant Termination Date shall expire and become unexercisable as of such date. Unless an extension is authorized by the Board, the Plan provides that all Vested Awards, or portions thereof, which have not been exercised prior to the Eligible Person Termination Date shall expire and become unexercisable as of the earlier of:

               a. The date on which the Award would normally terminate under the terms of the award agreement; or

               b.   The first anniversary of the Eligible Person Termination
 Date.

     Any Vested Awards of a deceased Participant may be exercised prior to their respective expiration dates only by the person or persons to whom the Participant's Award pass by will or through laws of descent and distribution. The Board may, in its sole discretion, with the consent of the Participant, extend the period of time during which a Vested Award shall remain exercisable, provided that in no event shall such extension extend beyond the date the Board shall so determine. In the case of any employee on an approved leave of absence, the Plan provides that the Board may make such provision respecting continuance of the Awards as the Board, in its discretion, deems appropriate, except that in no event shall an Award be exercisable after the date by which the Board has determined for the termination of such Award.

MARKET PRICE OF COMMON STOCK AND PLAN BENEFITS
----------------------------------------------

     The closing price of the Company's Common Stock as of June 12, 1998 was $5.25. If the price of the Company's Common Stock as of August 6, 1998 is $5.25 and if the number of shares covered by the Awards is 1,200,000, then the total amount of Plan benefits will be $6,300,000.

                      THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR APPROVAL OF THE
                     AMENDMENT TO THE SPORT CHALET, INC.
                          1992 INCENTIVE AWARD PLAN.

                                    GENERAL

REQUIRED COMMISSION FILINGS

     Based on Company records and other information, the Company believes that all Commission filing requirements applicable to its Directors and officers with respect to the Company's fiscal year ended March 31, 1998 were complied with.

PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be considered at the 1999 Meeting of Shareholders must be received by the Secretary of the Company not less than sixty days nor more than ninety days prior to August 5, 1999.

FORM 10-K

     The Company will furnish without charge to each person whose Proxy is being solicited, upon request of any such person, a copy of the Annual Report to Shareholders of the Company on Form 10-K for the fiscal year ended March 31, 1998 as filed with the Securities and Exchange Commission, including the financial statements. Such report was filed with the Securities and Exchange Commission on or about June 30, 1998. Requests for copies of such reports should be directed to Sport Chalet, Inc., Attention: Mr. Robert Haueter, 920 Foothill Boulevard, La Canada, California 91011.

     Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy is appreciated.

                                          By Order of the Board of Directors,


                                          /s/ Howard K. Kaminsky
                                          --------------------------------
                                          Howard K. Kaminsky, Secretary

                                   EXHIBIT A
                                   ---------

                              SPORT CHALET, INC.

                    AMENDED 1992 INCENTIVE AWARD PLAN /1/
                    -------------------------------------

                                   ARTICLE I
                                PURPOSE OF PLAN
                                ---------------

     The purpose of this Plan is to promote the growth and profitability of the Company by providing, through the granting of stock appreciation rights, options to purchase stock and other incentive awards, incentives to attract highly talented persons to positions with one or more of the Participating Companies, to retain such persons and to motivate them to use their best efforts on behalf of the Participating Companies.

                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

     For the purposes of this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth in this Article II:

2.01   Automatic Option Grants. The term "Automatic Option Grants" shall mean
       -----------------------
the Non-qualified Stock Options granted to Non-employee Directors pursuant to
Article IX of the Plan.

2.02   Automatic Grant Date. The term "Automatic Grant Date" shall mean the date
       --------------------
of grant of an Automatic Option Grant.

2.03   Board. The term "Board" shall mean the Board of Directors of the Company.
       -----
2.04   Committee. The term "Committee" shall mean a committee appointed by the
       ---------
Board pursuant to Section 3.01 constituting not less than two (2) members of the Board.

2.05   Common Stock. The term "Common Stock" shall mean the Company's common
       ------------
stock, par value $.01 per share.


--------
/1/ As amended by the Board of Directors on March 31, 1998. Language added to the Plan is underscored and language deleted is struck through.

2.06   Company. The term "Company" shall mean Sport Chalet, Inc., a Delaware
       -------
corporation, or any successor thereof.

2.07   Director. The term "Director" shall mean a member of the Board or a
       --------
member of the board of directors of any Participating Company.

2.08   Disinterested Person. The term "Disinterested Person" shall mean a
       --------------------
disinterested person as that term is defined in Rule 16b-3.

2.09   Dividend Equivalent. "Dividend Equivalent" shall mean the cash or
       -------------------
additional Common Stock earned in connection with an Option, as described in
Article XIII.

2.10   Effective Date. The term "Effective Date" shall mean November 1, 1992.
       --------------

2.11   Eligible Person. The term "Eligible Person" shall mean any employee,
       ---------------
consultant or officer of any Participating Company, including officers who are directors.

2.12   Eligible Person Termination Date. The term "Eligible Person Termination
       --------------------------------
Date" shall mean the date as of which the employment or consultant status of such person by a Participating Company terminates or the date as of which such person's service as a director of the Company terminates.

2.13   Exchange Act. The term "Exchange Act" shall mean the Securities Exchange
       ------------
Act of 1934, as it may be amended from time to time.

2.14   Exercise Date. The term "Exercise Date" shall mean the date a Right or
       -------------
Option, or any portion thereof, is exercised.

2.15   Fair Market Value. The term "Fair Market Value,"when used with respect
       -----------------
to the determination of the fair market value of the Shares, shall mean: (a) if Shares are traded on a national stock exchange or traded on the NASDAQ national market system ("NMS"), the closing sales price per share of the Shares; (b) if Shares are regularly traded in any over-the-counter market other than the NMS, the average of the bid and asked prices per share of the Shares; and (c) if Shares are not traded as described in (a) or (b) above, the per share fair market value of the Shares as determined in good faith by the Board on such basis as the Board in its sole discretion shall choose. The date of determination of Fair Market Value with respect to subparagraphs (a), (b) and (c) shall be the date specified in the Plan or, if no trading in the Shares takes place on such date, on the next preceding trading day on which there has been such trading.

2.16   Holder. The term "Holder" shall mean a person holding an Incentive Award.
       ------

2.17   Incentive Award. The term "Incentive Award" shall mean any Non-qualified
       ---------------
Stock Option, Incentive Stock Option, Restricted Stock, Stock Appreciation Right, Dividend Equivalent, Stock Payment or Performance Award granted under the Plan.

2.18   Incentive Award Agreement. The term "Incentive Award Agreement" shall
       -------------------------
mean an agreement relating to the grant of an Incentive Award under the Plan.

2.19   Incentive Award Termination Date. The term "Incentive Award
       --------------------------------
Termination Date" shall mean the date as of which an Incentive Award shall expire and terminate as the Board shall determine.

2.20   Incentive Stock Option. The term "Incentive Stock Option" shall mean an
       ----------------------
option as defined under Section 422 of the I.R.C., including an Incentive Stock Option granted pursuant to Article VIII of the Plan.

2.21   I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as
       ----------------------
it may be amended from time to time.

2.22   Non-employee Director. The term "Non-employee Director" shall mean a
       ---------------------
member of the Board who is not and has not been within the previous one year period also an officer or employee of the Company or any Participating Company.

2.23   Non-qualified Stock Option. The term "Non-qualified Stock Option" shall
       --------------------------
mean an option other than an Incentive Stock Option granted pursuant to Article VIII of the Plan.

2.24   Option. The term "Option" shall mean a Non-qualified Stock Option or an
       ------
Incentive Stock Option.

2.25   Option Agreement. The term "Option Agreement" shall mean the agreements
       ----------------
required pursuant to Section 8.01 hereof with respect to Incentive Stock Options and Section 9.01 hereof with respect to Non-qualified Stock Options.

2.26   Option Termination Date. The term "Option Termination Date" shall mean
       -----------------------
the date as of which an Option shall expire and terminate as the Board shall determine.

2.27   Parent Corporation. The term "Parent Corporation" shall mean a member of
       ------------------
an affiliated group as that term is defined in I.R.C. Section 424(e).

2.28   Participating Company. The term "Participating Company" shall mean the
       ---------------------
Company and any parent Corporation or subsidiary Corporation.

2.29   Participant. The term "Participant" shall mean an Eligible Person who
       -----------
has been granted one or more Incentive Awards and a Non-employee Director who has received an Automatic Option Grant.

2.30   Performance Award. The term "Performance Award" shall mean an award
       -----------------
whose value may be limited to stock value, book value or other specific performance criteria which may be set by the Board of Directors, but which is paid in cash, stock or a combination of both.

2.31   Person. The term "Person" shall mean a person as that term is defined in
       ------
Sections 13(d) and 14(d) of the Exchange Act.

2.32   Plan. The term "Plan" shall mean this Sport Chalet, Inc., 1992 Incentive
       ----
Award Plan.

2.33   Restricted Stock. The term "Restricted Stock" shall mean Common Stock
       ----------------
sold or granted to an Eligible Person which is nontransferable and subject to substantial risk of forfeiture until certain restrictions lapse.

2.34   Right. The term "Right" shall mean a stock appreciation right granted
       -----
pursuant to this Plan which will entitle the holder of such right to receive an amount of cash based on the increase in the Fair Market Value of a Share during the period such stock appreciation right is held by such holder.

2.35   Right Grant Date. The term "Right Grant Date" shall mean the effective
       ----------------
date of the grant of a Right. The effective date of the grant shall be deemed to be the date on which the Board authorizes the grant of the Right, unless a subsequent date is specified in such authorization.

2.36   Right Termination Date. The term "Right Termination Date" shall mean
       ----------------------
the date as of which a Right shall expire and terminate as the Board shall determine.

2.37   Rule 16b-3. The term "Rule 16b-3" shall mean Rule 16b-3 promulgated by
       ----------
the Securities and Exchange Commission under the Exchange Act, as such rule may be amended from time to time.

2.38   SAR Agreement. The term "SAR Agreement" shall mean the agreement required
       -------------
pursuant to Section 6.01 hereof.

2.39   Share. The term "Share" shall mean a share of Common Stock.
       -----

2.40   Stock Payment. The term "Stock Payment" shall mean a payment of Shares to
       -------------
replace all or any portion of the compensation (other than base salary) that would otherwise become payable to an employee in cash.

2.41   Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a
       ----------------------
subsidiary corporation as that term is defined in I.R.C. Section 424(f).

2.42   Terminating Transaction. The term "Terminating Transaction" shall mean
       -----------------------
any of the following events: (a) stockholder approval of the dissolution or liquidation of the Company; (b) stockholder approval of a reorganization, merger or consolidation of the Company with one or more other corporations (other than any Participating Company and other than with respect to a transaction, the purpose of which is to change the domicile of the Company), as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) stockholder approval of a sale of all or substantially all of the Company's assets; (d) the subsequent acquisition by a Person (other than the Company, any Participating Company, a Participant or any employee benefit plan of the Company) of equity securities of the Company representing twenty percent (20%) or more of the aggregate voting power of all outstanding equity securities of the Company; or (e) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period.

2.43   Termination Date. The term "Termination Date, shall mean October 31,
       ----------------
2012.

2.44   Total Disability. The term "Total Disability" shall mean a total and
       ----------------
permanent disability as that term is defined in I.R.C. Section 22(e)(3).

2.45   Vested Incentive Award. The term "Vested Incentive Award" shall mean an
       ----------------------
Incentive Award, or any portion thereof, that has become exercisable pursuant to the terms and conditions of an applicable Incentive Award Agreement.

                                  ARTICLE III
                            ADMINISTRATION OF PLAN
                            ----------------------

3.01   Administration by the Board.
       ---------------------------

(a) The Plan shall be administered by the Board, or at the option of the Board, by a committee designated by the Board pursuant to Section 3.02 hereof.

(b) The Board shall have full and absolute power and authority in its sole discretion to (i) determine which Eligible Persons shall receive incentive Awards, (ii) determine the time when Incentive Awards shall be granted, (iii) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Incentive Awards granted hereunder, and (iv) interpret the provisions of the Plan and of any Incentive Awards granted under the Plan. Neither the Board nor the Committee shall have the authority or power, however, to affect in any manner any Automatic Option Grants made pursuant to Article IX of this Plan.

3.02   Action by Committee.
       -------------------

          (a) The Board may appoint a Committee of no less than two (2) Board members to administer the Plan and, subject to applicable law, to exercise all of the powers, authority, and discretion of the Board under this Plan. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time or revest in the Board the administration of the Plan. Until changed by the Board, the members of the Committee shall be the Company's Compensation Committee members.

          (b) In establishing and maintaining the Committee, the Board shall require each member of the Committee to be a Disinterested Person, and the Board may, but is not required to, take such other actions as it deems necessary or advisable to conform this Plan or the administration of this Plan to the requirements of Rule 16b-3, as it may be amended from time to time (such actions to conform the Plan or the administration thereof to the requirements of Rule 16b-3 may be taken by the Board or Committee, as appropriate, without approval from the Company's stockholders).

          (c) The Committee shall report to the Board the names of Eligible Persons granted Incentive Awards, the number of Incentive Awards granted to Eligible Persons, and the terms and conditions of such Incentive Awards.

          (d) No member of the Board of Directors or the Committee will be liable for any action or determination made in good faith by the Board of Directors or the Committee with respect to the Plan or any Incentive Award granted under it.

3.03   Rules and Regulations. The Board may adopt such rules and regulations as
       ---------------------
it, in its discretion, may deem necessary or appropriate to carry out the purposes of the Plan.

3.04   Authority. All decisions, determinations, interpretations, or other
       ---------
actions by the Board (or the Committee, if applicable) shall be final, conclusive, and binding on all Eligible Persons, Participants, Participating Companies and any successors-in-interest to such persons.

                                  ARTICLE IV
              NUMBER OF RIGHTS OR SHARES AVAILABLE UNDER THE PLAN
              ---------------------------------------------------

4.01   Maximum Number of Rights or Shares in the Aggregate. Subject to Sections
       ---------------------------------------------------
4.02 and 15.08 hereof, the maximum number of Rights and Shares which may become subject to Incentive Awards granted under the Plan shall be One Million Two Hundred Thousand (1,200,000) in the aggregate of which One Hundred One Thousand (101,000) are reserved for the Automatic Option Grants to Non-employee Directors as set forth in Article IX.

4.02   Additional Availability. If Incentive Awards granted under the Plan
       -----------------------
shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares related thereto, if any, shall again be available for granting under the Plan and shall not be included in the calculations of the maximum number of Shares which may be granted under the Plan.

                                   ARTICLE V
                                 TERM OF PLAN
                                 ------------

     The Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Incentive Awards may be granted hereunder after October 31, 2012.

                                  ARTICLE VI
                           STOCK APPRECIATION RIGHTS
                           -------------------------

6.01   Form of SAR Agreement. Any Right granted under the Plan shall be
       ---------------------
evidenced by an agreement ("SAR Agreement") in such form as the Board, in its discretion, may from time to time approve. Any SAR Agreement shall incorporate the Plan by reference and shall contain such terms and conditions as the Board, in its discretion, may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

6.02   Limitations on Grants. No Right may be granted which is exercisable after
       ---------------------
the expiration of ten (10) years after the Right Grant Date.

6.03   Exercisability of Rights.
       ------------------------

          (a)  Vesting. The Board shall determine when a Right shall vest or
               -------
     become exercisable ("Vested Right"), provided that no Right granted under this Plan shall be exercisable until six (6) months and one day after the Right Grant Date.

          (b)  Rule 16b-3 Limitations. The Board may, at the time a Right is
               ----------------------
     granted, impose such conditions on the exercise of a Right as may be required to comply with subsection (e) of Rule 16b-3. Without limiting the generality of the foregoing, the Board may limit the exercise of a Right to the period beginning on the third (3rd) business day following the Company's release of quarterly and annual financial data and ending on the twelfth (12th) business day following such date.

          (c)  Termination of Rights. Each Right shall expire and terminate on
               ---------------------
     the Right Termination Date determined by the Board.

6.04   Payment Upon Exercise of Rights.
       -------------------------------

          (a)  Amount of Payment. Upon exercise of each Right, the Participant
               -----------------
     shall receive an amount equal to the excess of (i) the Fair Market Value of a Share on the date the Right is exercised (the "Exercise Date"), over (ii) the Fair Market Value of a Share on the Right Grant Date of such Right or, in the case of grants of Rights on or prior to the date the registration statement under the Securities Act of 1933 became effective, the offering price at the time of the Company's initial public stock offering.

          (b)  Means and Timing of Payment. Within ten (10) days after the
               ---------------------------
     Exercise Date, the Company shall pay to the Participant in cash the amount determined under paragraph (a).

                                  ARTICLE VII
                          NON-QUALIFIED STOCK OPTIONS
                          ---------------------------

7.1 The Committee may grant Non-qualified Stock Options to purchase Common Stock to Eligible Persons, subject to the following terms and conditions:

          (a) The purchase price of Common Stock under each Non-qualified Stock Option may not be less than one hundred (100%) percent of the Fair Market Value of the Common Stock on the date the Non-qualified Stock Option is granted.

          (b) No Non-qualified Stock Option may be exercised after ten (10) years and one day from the date of grant. Each Non-qualified Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

          (c) Upon the exercise of a Non-qualified Stock Option, the purchase price will be payable in full in cash and/or its equivalent, such as Common Stock, acceptable to the Company. Any Holder subject to Section 16(b) of the Exchange Act shall have beneficially owned Shares used for such payment for at least six months and one day. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

          (d) No fractional shares will be issued pursuant to the exercise of a Non-qualified Stock Option nor will any cash payment be made in lieu of fractional shares.

          (e) No Non-qualified Stock Option granted to an officer of the Company subject to Section 16(b) of the Exchange Act, nor any shares of Common Stock issuable upon exercise of any such Non-qualified Stock Option, may be sold or otherwise disposed of prior to the date that is six (6) months and one (1) day following the date of grant of the Non-qualified Stock Option.

          (f) Recipients of Non-qualified Stock Options shall enter into option agreements (each an "Option Agreement"), in such form deemed appropriate by the Committee.

                                 ARTICLE VIII
                            INCENTIVE STOCK OPTIONS
                            -----------------------

8.01   Incentive Stock Options. The Committee may grant Incentive Stock Options
       -----------------------
to purchase Common Stock to Eligible Persons, subject to the following terms and conditions:

          (a) The purchase price of each share of Common Stock under an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a share of the Common Stock on the date of grant; provided, however, that if an Employee, at the time an Incentive Stock option is granted, owns stock representing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company (as defined in I.R.C Section 424(e) or (d)), then the purchase price of each share of Common Stock subject to such Incentive Stock Option shall be at least one hundred and ten (110%) percent of the Fair Market Value of such share of Common Stock.

          (b) No Incentive Stock Option may be exercised after ten (10) years from the date of grant; provided, however, that if an Employee, at the time an Incentive Stock option is granted to him or her, owns stock representing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company (as defined in I.R.C. Section 424(e) or (d)), the Incentive Stock Option granted shall not be exercisable after the expiration of five (5) years from the date of grant. Each Incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

          (c) Upon the exercise of an Incentive Stock Option, the purchase price will be payable in full in cash and/or its equivalent, such as Common Stock, acceptable to the Company. Any Holder subject to Section 16(b) of the Exchange Act shall have beneficially owned any Shares used for such payment for at least six months and one day. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

          (d) The Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock subject to Incentive Stock Options that become first exercisable in any calendar year (including Incentive Stock Options under all plans of the Company) shall not exceed One Hundred Thousand ($100,000) Dollars.

          (e) No fractional shares will be issued pursuant to the exercise of an Incentive Stock Option nor will any cash payment be made in lieu of fractional shares.

          (f) No Incentive Stock Option granted to an officer of the Company subject to Section 16(b) of the Exchange Act, nor any shares of Common
  Stock issuable upon exercise of any such Incentive Stock Option, may be sold or otherwise disposed of prior to the date that is six (6) months and one (1) day following the date of grant of the Incentive Stock Option.

          (g) Recipients of Incentive Stock Options shall enter into Option Agreements in such form deemed appropriate by the Committee.

                                  ARTICLE IX
               AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS
               -------------------------------------------------

9.01      (a)  Automatic Grants. Each Non-employee Director shall automatically
               ----------------
     be granted Non-qualified Options ("Automatic Option Grants") to purchase the number of shares of Common Stock set forth below (subject to adjustment under Section 15.08) hereof on the dates and terms set forth below:

               (i) Each person who is a Non-employee Director on the date of adoption by the Board of the Plan, as amended hereby, or who is appointed a Non-employee Director prior to the date on which the shareholders approve the Plan, shall receive an Automatic Option Grant on the date of stockholder approval of the Plan, as amended hereby, to purchase 5,000 Shares.

               (ii) Each person who, after the date of approval by the Company's stockholders of the Plan, as amended hereby, is elected or appointed as a Non-employee Director, shall receive on the date of appointment as a Non-employee Director an Automatic Option Grant to purchase 5,000 Shares. Thereafter, an option with respect to a similar number of shares shall be automatically granted to such director effective as of each triennial date on which such person is reelected to the Board of Directors by the Company's stockholders; provided that the total of such shares optioned to any one Non-employee Director shall not exceed 30,000 shares.

          (b)  Terms and Conditions. The terms and conditions applicable to each
               --------------------
     Automatic Option Grant shall be as follows:

               (i) The purchase price of each Share of Common Stock under each of the options shall be equal to one hundred percent (100%) of the Fair Market Value of a share of the Common Stock on the Automatic Grant Date, which, if on or before the company's initial public offering, shall not be less than the offering price.

               (ii) The options shall be exercisable for a period of five years and one day from the Automatic Grant Date.

               (iii) The options will be exercisable on a cumulative basis in the following increments: each option shall become exercisable with respect to thirty-three and one-third percent (33-1/3%) of the Shares initially covered by the option immediately and shall become exercisable with respect to and additional thirty-three and one-third percent (33-1/3%) of the Shares initially covered by the option on the first and second anniversaries of the Automatic Grant Date; provided that (i) the exercisability of
                                       --------
          all such options shall accelerate upon the occurrence of a Terminating Transaction and shall terminate, to the extent unexercised, if the Common Stock ceases to exist or be publicly traded as a result of the Terminating Transaction, unless the options are expressly assumed or replaced by substitute options by the entity that survives the Terminating Transaction; and (ii) no option granted under this Paragraph 9.01 may be exercised prior to approval of the Plan, as amended hereby, by the Company's stockholders.

               (iv) Upon exercise of each option, the purchase price will become payable immediately in cash or in Shares of Common Stock that the optionee has held for at least six months having a Fair Market Value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Shares.

               (v) No option nor any Shares of Common Stock issuable upon exercise of any such option, may be sold or otherwise disposed of prior to the date that is six (6) months and one (1) day following the Automatic Grant Date.

               (vi) Recipients of Automatic Option Grants shall enter into Option Agreements relating to such grants, in the form attached hereto in Exhibit "A".
             -----------

                                   ARTICLE X
                               RESTRICTED STOCK
                               ----------------

     The Committee may grant Restricted Stock to Eligible Persons, subject to the following terms and conditions:

          (a) The Committee in its discretion will determine the purchase price per share of Restricted Stock, if any.

          (b) All shares of Restricted Stock sold or granted pursuant to the Plan (including any shares of Restricted Stock received by the Holder as a result of stock dividends, stock splits, or any other forms of capitalization) will be subject to the following restrictions:

               (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

               (ii) The Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock sold or granted pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

               (iii) Each certificate representing Restricted Stock sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Stock.

               (iv) The Committee may impose restrictions on any shares sold pursuant to the Plan as it may deem advisable, including, without limitation, restrictions designed to facilitate exemption from or compliance with the Exchange Act, the requirements of any stock exchange upon which such shares or shares of the same class are then listed and any blue sky or other securities laws applicable to such shares.

               (v) No Restricted Stock sold or granted to an officer of the Company subject to Section 16(b) of the Exchange Act may be sold or otherwise disposed of prior to the date that is six (6) months and one
          (1) day following the date of grant of the Restricted Stock.

          (c) The restrictions imposed under subparagraph (b) above upon Restricted Stock (other than those imposed under subparagraph (b)(v)) will lapse in accordance with a schedule or other conditions as determined by the Committee, subject to the provisions of Section 15.07, subparagraph
     (e).

          (d)  Subject to the provisions of subparagraph (b) above and Section
     15.07 the Holder will have all rights of a shareholder with respect to the Restricted Stock granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                                  ARTICLE XI
                              PERFORMANCE AWARDS
                              ------------------

     The Committee may grant Performance Awards to Eligible Persons. Such awards may be based on Common Stock performance over a period determined in advance by the Committee or any other measures as determined appropriate by the Committee. Payment will be in cash unless replaced by a Stock Payment in full or in part as determined by the Committee. Concurrent with the receipt of a Performance Award, the Holder shall enter into an Incentive Award Agreement in the form approved by the Committee. No Shares granted as part of a Performance Award granted to an officer of the Company subject to 16(b) of the Exchange
Act may be sold or otherwise disposed of prior to the date that is six (6) months and one (1) day following the date of grant. The Committee shall confirm in writing Performance Awards previously granted under earlier Company plans as being granted under this plan and as being subject to its terms and conditions from and after the date of adoption of this plan. On the Effective Date, the existing rights issued under the Company's Stock Appreciation Rights Plan, dated April 1, 1990 (the "1990 Plan") shall be converted into Performance Awards under this plan with similar terms and conditions as those of the 1990 Plan and evidenced by written agreements with the participants.

                                  ARTICLE XII
                                 STOCK PAYMENT
                                 -------------

     The Committee may grant Stock Payments of Common Stock to Eligible Persons for all or any portion of the compensation (other than base salary) that would otherwise become payable to an Employee in cash. No Shares granted as part of a Stock Payment granted to an officer of the Company subject to 16(b) of the Exchange Act may be sold or otherwise disposed of prior to the date that is six (6) months and one (1) day following the date of grant.

                                 ARTICLE XIII
                             DIVIDEND EQUIVALENTS
                             --------------------

     The Committee may grant a Holder at no additional cost "Dividend Equivalents" based on the dividends declared on the Common Stock on record dates during the period between the date an Option is granted and the date such Option is exercised, or such other equivalent period, as determined by the Committee. Such Dividend Equivalents shall be converted to additional Shares or cash by such formula as may be determined by the Committee.

     Dividend Equivalents shall be computed, as of each dividend record date, both with respect to the number of Shares under the Option and with respect to the number of Dividend Equivalent Shares previously earned by the Holder (or his successor in interest) and not issued during the period prior to the dividend record date.

                                  ARTICLE XIV
                       AMENDMENT OR TERMINATION OF PLAN
                       --------------------------------

14.01   Board Authority. Subject to the provisions of Section 14.02 below, the
        ---------------
Board may amend, suspend, alter, or terminate the Plan at any time; provided, however, that unless required by applicable law, rule, or regulation, the Board shall not amend the Plan in the following respects without approval of the amendment either (i) by a majority of the vote cast at a duly held stockholders' meeting at which a quorum representing a majority of all of the outstanding voting stock of the Company is, either in person or by proxy, present and voting on the amendment; or (ii) by the written consent of the holders of a majority of the outstanding shares of the Company's voting stock:

          (a) To reduce the minimum option price requirements set forth in the Plan;

          (b) To increase the maximum number of Rights or Shares subject to Incentive Awards available for grant under the Plan (except pursuant to the provisions of the Plan providing for adjustments upon the occurrence of certain events);

          (c) To provide for the administration of the Plan other than by the Board or the Committee;

          (d) To change the classes of Eligible Persons or Participating Companies; or

          (e) To extend the maximum period during which Incentive Awards may be exercised or to extend the term of the Plan.

14.02  Limitation on Board Authority. The Board or the Committee may amend
       -----------------------------
the terms of any Incentive Awards previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of
Section 14.01; provided, however, that (i) unless required by applicable law, rule, or regulation, no amendment of the Plan or of any Incentive Award Agreement shall, without the consent of any Participant holding any such affected Incentive Awards, be permitted if such amendment would affect in a material and adverse manner an Incentive Award granted prior to the date of any such amendment and (ii) the provisions of Article IX hereof and any other provisions respecting Automatic Option Grants to Non-employee Directors in the Plan may not be amended more than one time during any six-month period except for any amendments to comport with changes in the I.R.C., the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

14.03  Contingent Grants Based on Amendments. Incentive awards may be granted
       -------------------------------------
in reliance on and consistent with any amendment adopted by the Board and which is necessary to enable such Incentive Awards to be granted under the Plan even though such amendment requires future stockholder approval; provided, however, that any such contingent Incentive Awards by its terms may not be exercised prior to stockholder approval of such amendment, and provided further, that in the event stockholder approval is not obtained within twelve
(12) months of the date of grant of such contingent Incentive Awards, then such contingent Incentive Awards shall be deemed cancelled and no longer outstanding.

                                  ARTICLE XV
                              GENERAL PROVISIONS
                              ------------------

15.01  Termination of Eligible Person Status or of Directorship Other Than by
       ----------------------------------------------------------------------
Reason of Death or Disability. In the event that the Eligible Person status of
-----------------------------
a Participant is terminated, or the Participant ceases to be a director of the Company, for any reason other than by reason of death or Total Disability, any Incentive Awards, or portions thereof, held by such Participant which have not vested as of the Eligible Person Termination Date shall expire and become unexercisable as of such date. Except as set forth in Section 15.04 hereof, all Vested Incentive Awards, or portions thereof, which have not been exercised prior to the Eligible Person Termination Date shall expire and become unexercisable as of the earlier of:

          (a) The date which is three (3) months following the Eligible Person Termination Date; or

          (b)  The Termination Date.

15.02  Leave of Absence. In the case of any employee on an approved leave of
       ----------------
absence, the Board may make such provision respecting continuance of the Incentive Awards as the Board, in its discretion, deems appropriate, except that in no event shall an Incentive Award be exercisable after the date by which the Board has determined for the termination of such Incentive Award.

15.03  Death or Total Disability of a Participant. In the event that the
       ------------------------------------------
Eligible Person status of a Participant is terminated, or the Participant ceases to be a director of the Company, by reason of death or Total Disability, any Incentive Award, or portions thereof, held by such Participant which have not vested as of the Eligible Person Termination Date shall expire and become unexercisable as of such date. Except as set forth in Section 15.04 hereof, all Vested Incentive Awards, or portions thereof, which have not been exercised prior to the Eligible Person Termination Date shall expire and become unexercisable as of the earlier of:

          (a)  The Right Termination Date or Option Termination Date; or

          (b)  The first anniversary of the Eligible Person Termination Date.

     Any vested Incentive Awards of a deceased Participant may be exercised prior to their respective expiration dates only by the person or persons to whom the Participant's Incentive Award pass by will or the laws of descent and distribution.

15.04  Extensions. Notwithstanding the provisions covering the exercisability
       ----------
of Incentive Awards following the Eligible Person Termination Date set forth in Sections 15.01 and 15.03, respectively, the Board may, in its sole discretion, with the consent of the Participant, extend the period of time during which a Vested Incentive Award shall remain exercisable, provided that in no event shall such extension extend beyond the Incentive Award Termination Date.

15.05  Partial Exercise. A Participant may exercise all or less than all of
       ----------------
his or her Incentive Awards. Incentive Awards may be exercised by the Participant by giving written notice of exercise to the Company, which notice shall specify the number of Incentive Awards to be exercised.

15.06  Incentive Awards Not Transferable. Incentive Awards granted under this
       ---------------------------------
Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily, or by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of a Participant only by such

Participant. Upon any attempt to transfer Incentive Awards other than by will or the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of Incentive Awards, or upon the levy of any execution, attachment or similar process thereon, such Incentive Awards shall become null and void and any subsequent attempted exercise of the Incentive Awards shall be ineffective against the Company. The terms of the Incentive Awards shall be binding upon the executors, administrators, heirs, successors and assigns of the Participants.

15.07  Restrictions on Grants and Exercise.
       -----------------------------------

          (a) As a condition to the granting or exercise of any Incentive Award, the Board may require the person receiving or exercising such Incentive Award to make any representation and/or warranty to the Company as may be required (or deemed appropriate by the Board, in its discretion) under any applicable law, rule or regulation, including but not limited to a representation that the Incentive Award is being acquired only for investment and without any present intention to sell or distribute such Incentive Award, if such a representation is required under applicable law, rule, or regulation.

          (b) The exercise of Incentive Awards under this Plan is conditioned on approval of the Plan, as amended hereby, within twelve months of the adoption of the Plan either (i) by a majority of the votes cast at a duly hold stockholders' meeting at which a quorum representing a majority of all of the outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan; or (ii) by the written consent of the holders of a majority of the outstanding shares of the Company's voting stock. In the event such approval is not obtained within such time period, any Incentive Awards granted hereunder prior to approval shall be void.

          (c) The Committee may delay the granting, vesting or exercisability of an Incentive Award for such time as reasonably necessary to comply with applicable State or Federal securities laws.

          (d) Neither Non-qualified Stock Options, Incentive Stock Options or Automatic Options shall be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

15.08  Capitalization Adjustments. If the outstanding shares of Common Stock
       --------------------------
of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization by the Board an appropriate and proportionate adjustment shall be made in the number of Incentive Awards and the kind of Shares to which the Incentive Awards relate.

15.09  Acceleration Upon a Terminating Transaction. Upon the occurrence of a
       -------------------------------------------
Terminating Transaction and for the period of thirty (30) days immediately thereafter, any Participant holding outstanding Incentive Awards shall have the right to exercise his or her Incentive Awards to the full extent not theretofore exercised, including any Incentive Awards which have not yet become Vested Incentive Awards (subject, however, to the provisions of Section 6.03(a) above). For purposes of determining the cash payment pursuant to Section 6.04(a) hereof upon an exercise of Right: during such thirty (30) day period, the Fair Market Value of a Share on the Exercise Date shall equal the highest reported sales price of a Share within the sixty (60) day period immediately preceding the date of the Terminating Transaction, as reported on any securities exchange upon which the Shares are traded.

15.10  Taxes. The Board shall make such provisions and take such steps as it
       -----
deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of the Incentive Awards under the Plan, including, without limitation,
(i) the deduction of the amount of any such withholding tax from any compensation, any amounts payable hereunder, or other amounts payable to a Participant by any member of the Participating Companies, or (ii) requiring a Participant (or the Participant's beneficiary or legal representative) as a condition of granting or exercising a Incentive Award to pay to any member of the Participating Companies any amount required to be withheld, or to execute much other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

15.11  Legends on Agreements. Each Incentive Award Agreement shall be endorsed
       ---------------------
with all legends, if any, required by applicable federal and state securities laws to be placed on the Incentive Award Agreement. The determination of which legends, if any, shall be placed upon these agreements shall be made by the Board in its sole discretion and such decision shall be final and binding.

15.12  Availability of Plan. A copy of this Plan shall be delivered to any
       --------------------
Eligible Person and any Non-employee Director making reasonable inquiry concerning the Plan.

15.13  Notice. Any notice or other communication required or permitted to be
       ------
given pursuant to the Plan or under any Incentive Award Agreement must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received on the date three days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and if given other than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons and Non-employee Directors at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

15.14  Titles and Headings. Titles and headings of sections and articles of
       -------------------
this Plan document are for convenience of reference only and shall not affect the construction of any provision of this Plan.

15.15  Governing Law. Except with respect to matters relating to general
       -------------
corporation law which shall be governed by the General Corporation Law of the State of Delaware, this Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

15.16  Information. During the period that Incentive Awards are outstanding,
       -----------
the Company will provide Participants with copies of all reports, proxy statements and other communications distributed to its stockholders generally.

--------------------------------------------------------------------------------

                                                          Please mark   [X]
                                                         your votes as
                                                          indicated in
                                                          this example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ITEMS 1 AND 2.
                                                     WITHHELD
ITEM 1--ELECTION OF DIRECTORS           FOR          FOR ALL
        Nominees:                       [_]            [_]

        Norbert J. Olberz
        Kenneth Olsen

WITHHELD FOR: (Write that nominee's name in the space provided below).

____________________________

ITEM 2--APPROVAL OF AN                  FOR          AGAINST         ABSTAIN
        AMENDMENT TO                    [_]            [_]             [_]
        1992 INCENTIVE
        PLAN






Signature ____________________ Signature ______________________ Date ___________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------

   PROXY

                              SPORT CHALET, INC.
                            920 FOOTHILL BOULEVARD
                          LA CANADA, CALIFORNIA 91011

   PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 1998

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

       The undersigned shareholder(s) hereby appoints Eric S. Olberz and John R. Attwood, and each of them, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes them to represent and to vote all of the shares of Common Stock of SPORT CHALET, INC. to be held of record as of June 12, 1998, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of SPORT CHALET, INC. to be held on August 6, 1998 at the Pasadena Hilton Hotel, 150 S. Los Robles Avenue, Pasadena, California 91101, at 9:00 a.m. PDST, and at any adjournment thereof.



                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)


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